UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2009
MYLAN INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-9114	25-1211621
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

1500 Corporate Drive
Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 514-1800
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.
     On July 30, 2009, Mylan Inc., a Pennsylvania corporation, issued a press release reporting its financial results for the period ended June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1.
     The information in this report (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     (c) On July 29, 2009, Mylan Inc. (“Mylan” or the “Company”) announced that Chief Operating Officer Heather Bresch has been named President of the Company, and that Head of Global Technical Operations Rajiv Malik, has been named Mylan’s Chief Operating Officer, in each case effective immediately.
     Ms. Bresch, 40, had served as Mylan’s Executive Vice President and Chief Operating Officer since October 2007, before which she was Head of North American Operations since January 2007. She previously served as Senior Vice President, Strategic Corporate Development, beginning in February 2006. Ms. Bresch joined Mylan in 1992, and has held a number of management positions during her tenure, including Vice President, Strategic Corporate Development from May 2005 to February 2006, Vice President of Public and Government Relations from February 2004 to April 2005, Director of Government Relations from March 2002 to February 2004, and Director of Business Development from January 2001 to March 2002.
     Mr. Malik, 48, had served as Mylan’s Head of Global Technical Operations since January 2007, and as Executive Vice President since October 2007. Previously, he served as Chief Executive Officer of Matrix Laboratories from July 2005 to June 2008. Prior to joining Matrix, he served as Head of Global Development and Registrations for Sandoz GmbH from September 2003 to July 2005. Prior to joining Sandoz, Mr. Malik was Head of Global Regulatory Affairs and Head of Pharma Research for Ranbaxy from October 1999 to September 2003.
     Both Ms. Bresch and Mr. Malik are party to an Executive Employment Agreement and a Transition and Succession Agreement, which are described in the Company’s 2009 annual proxy statement and will continue in effect in accordance with their current terms and conditions.
     A copy of the press release issued by the Company regarding Ms. Bresch’s and Mr. Malik’s promotions is attached as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release of the registrant, dated July 30, 2009.
99.2	Press release of the registrant, dated July 29, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.
Date: July 30, 2009	By:	/s/ Jolene Varney
Jolene Varney
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the registrant, dated July 30, 2009.

99.2	Press release of the registrant, dated July 29, 2009.